PORTICO FUNDS(R)
                              BALANCED INCOME FUND

This Prospectus describes the Balanced Income Fund, one of the eighteen mutual funds in the Portico family of funds. The Balanced Income Fund seeks current income and the preservation of capital through a balanced portfolio of dividend paying equity and fixed income securities. Portico Funds offer a variety of portfolios with different investment objectives designed to meet the needs of individual and institutional investors, including fixed income, balanced, domestic and international equity and money market funds, which are described in separate prospectuses.

Firstar Investment Research & Management Company, LLC ("FIRMCO" or the "Adviser") serves as investment adviser to the Fund, and the Fund is sponsored by B. C. Ziegler and Company (the "Distributor.") Shareowner Organizations may perform shareowner servicing and assistance in connection with the distribution of the Fund's Retail Shares and receive fees from the Fund for their services. (See "Management of the Fund.")

This Prospectus sets forth concisely the information about the Balanced Income Fund that a prospective investor should consider before investing. You should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing Portico Investor Services at 615 East Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011, or by calling 1-800-982-8909 or 414-287-3710 (Milwaukee area). The SEC maintains a website (http://www.sec.gov). that contains the Statement of Additional Information, material incorporated by reference and other information regarding registrants that file electronically with the SEC. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into the Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE NOT BANK DEPOSITS, AND ARE NEITHER ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF, NOR OTHERWISE SUPPORTED BY THE FDIC, THE FEDERAL RESERVE BOARD, FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, LLC, FIRSTAR TRUST COMPANY, FIRSTAR CORPORATION, ITS AFFILIATES OR ANY OTHER BANK, OR OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE PORTICO FUNDS INVOLVES INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                NOVEMBER 1, 1997


                               TABLE OF CONTENTS
                                                             Page
                                                             ----
Expense Summary...........................................     2
Performance History.......................................     3
Investment Objective and Policies.........................     4
Other Investment Information..............................     6
Purchase of Shares........................................    12
Redemption of Shares......................................    18
Exchange of Shares........................................    21
Shareowner Services (Retail Shareowners Only).............    22
Dividends and Distributions...............................    23
Management of the Fund....................................    24
Expenses..................................................    26
Investment Limitations....................................    26
Taxes.....................................................    27
Description of Shares.....................................    28
Net Asset Value and Days of Operation.....................    29
Performance Calculations..................................    30


EXPENSE SUMMARY

Below is a summary of the shareowner transaction expenses and the annual operating expenses expected to be incurred by Retail and Institutional Shares of the Balanced Income Fund during its first twelve months of operations. An example based on the summary is also shown.

                                        Retail           Institutional
                                        Shares              Shares
SHAREOWNER TRANSACTION                  ------              ------
EXPENSES

Maximum Sales Charge Imposed
on Purchases.................            4.00%               None

Maximum Sales Charge Imposed
on Reinvested Dividends......            None                None

Deferred Sales Charge........            None                None

Redemption Fees .............            None<F1>            None<F1>

Exchange Fees ...............            None                None


ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average
 net assets)

Advisory Fees After Fee
Waivers<F2>..................            0.30%               0.30%

12b-1 Fees ..................               0% <F3>             0%

All Other Expenses After Fee
  Waivers
  Shareowner Servicing Fees..  0.25%<F3>              0%
  Other Expenses After
    Fee Waivers<F4>..........  0.45%     0.70%     0.45%     0.45%
                               -----     -----     -----     -----
Total Fund Operating Expenses
  After Fee Waivers<F5>......            1.00%               0.75%
                                         =====               =====

<F1> A fee of $12.00 is charged for each wire redemption on Retail Shares.  See
     "Redemption of Shares."

<F2> The Adviser has voluntarily agreed to waive a portion of its fees to the extent that the Fund's total operating expenses exceed 1.00% for Retail Shares and 0.75% for Institutional Shares during the first twelve months of operations. Absent such waivers, advisory fees would be 0.75%, which is higher than the advisory fee payable by most other investment companies. See "Management of the Fund" in this Prospectus for a more complete discussion.

<F3> The total of all 12b-1 fees and Shareowner Servicing Fees paid by Retail
     Shares of the Fund may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets. The Fund does not expect to pay any 12b-1 fees for the current year. If 12b-1 fees are paid in the future, long-term shareowners may pay more than the economic equivalent of the maximum front end sales charge permitted by the National Association of Securities Dealers.

<F4> The Administrator anticipates voluntarily waiving 0.07% of its fees to the
     Fund during the first twelve months of operations. Without the fee waiver, "Other Expenses" would be 0.52% for both Retail and Institutional Shares.

<F5> Absent fee waivers, total operating expenses would be 1.52% and 1.27% for
     Retail and Institutional Shares, respectively.

Example:  You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return; and (2) redemption of your investment at the end of the following periods:


                        1 Year   3 Years
                        ------   -------
Retail Shares             $50      $71

Institutional Shares      $8       $24



The foregoing tables are intended to assist investors in understanding the expenses that shareowners bear either directly or indirectly and reflect anticipated fees. In addition, Shareowner Organizations or Institutions (as defined below) may charge fees for providing services in connection with their clients' investments in the Fund's shares.

The example shown above should not be considered a representation of future investment return or operating expenses. Actual investment return and operating expenses may be more or less than those shown. The Balanced Income Fund is new and the above figures are based on estimates of expenses expected during its first twelve months of operations.

Information regarding the Fund's actual performance will appear in its annual report to shareowners. The annual report for its first fiscal year, which may be obtained without charge by calling Portico Investor Services at 1-800-982-8909, will be available within 60 days after the end of the fiscal year. Each shareowner of record at the close of the fiscal year will be sent the annual report.


                             UNDERSTANDING EXPENSES

     OPERATING A MUTUAL FUND INVOLVES A VARIETY OF EXPENSES FOR PORTFOLIO MANAGEMENT, SHAREOWNER STATEMENTS AND REPORTS, AND OTHER SERVICES.
     THESE COSTS ARE PAID FROM THE FUND'S ASSETS AND THEIR EFFECT, EXCEPT FOR FEES CHARGED DIRECTLY BY A SHAREOWNER ORGANIZATION OR INSTITUTION TO ITS CUSTOMERS, ARE FACTORED INTO ANY QUOTED SHARE PRICE OR RETURN.




Performance History

                          Average Annual Total Return*


                                                                 Since inception
                                    1 Year    3 Years  5 Years  (inception date)
                                    ------    -------  -------  ---------------
Total Return Balanced Income Fund   25.48%     20.52%   14.75%       15.49%
     (Institutional Shares)                                      (Jan. 1, 1989)
Total Return Balanced Income Fund   20.22%     18.65%   13.56%       14.70%
     (Retail Shares)                                             (Jan. 1, 1989)

* Average annual total return calculations are for periods ended September 30, 1997 and reflect the 4.00% front end sales charge for retail shares.

     The performance above is the performance of a common trust fund managed by FIRMCO which operated during the periods prior to commencement of operations of the Portico Balanced Income Fund using substantially similar investment objectives, policies and restrictions as the Portico Balanced Income Fund.
In connection with the commencement of operations of the Balanced Income Fund, the common trust fund will transfer its assets to the Balanced Income Fund.
The common trust fund is not registered under the Investment Company Act of 1940 (the "1940 Act"), and is not subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. The performance of the common trust fund has been restated to reflect Portico Balanced Income Fund's expenses set forth in the Expense Summary for both Institutional and Retail shares. The performance of the common trust fund also has been restated to reflect Portico Balanced
Income Fund's maximum 4.00% sales charge on retail shares.

     Performance assumes the reinvestment of all net investment income and capital gains and reflects fee waivers. In the absence of fee waivers, performance would be reduced. Performance quotations represent past performance, and should not be considered as representative of future results.




INVESTMENT OBJECTIVE AND POLICIES

Investment Objective. The investment objective of the Balanced Income Fund is to seek current income and the preservation of capital through investment in a balanced portfolio of dividend paying equity and fixed income securities. Common stocks purchased by the Fund will be selected primarily from a universe of domestic companies that have established dividend-paying histories. Fixed income securities will be selected in an effort to provide an annual rate of total return with respect to the fixed income portion of the Fund's portfolio that is similar to the annual rate of total return of the Lehman Brothers Intermediate Government/Corporate Bond Index on a consistent basis. In investing in fixed income securities, the Adviser will use specialized quantitative investment techniques. (For a description of the Lehman Brothers Intermediate Government/Corporate Bond Index and the specialized quantitative investment techniques see "Investment Techniques" below). There is no assurance that the Fund's investment objective will be attained. An investor should not consider an investment in the Fund to be a complete investment program.

Currently, it is expected that, in general, the Fund will invest approximately 50% of the value of its total assets in fixed income securities and 50% of the value of its total assets in equity securities. The Fund's policy is to invest at least 40% of the value of its total assets in fixed income securities and at least 20% and no more than 60% in equity securities during normal market conditions. The actual percentage of assets invested in fixed income and equity securities will vary from time to time, depending on the judgment of the Adviser as to the general market and economic conditions, trends and yields, interest rates and fiscal and monetary developments.

Investment Techniques. Common stocks purchased by the Fund will be selected primarily from a universe of domestic companies that have established dividend-paying histories, although up to 25% of its total assets may be invested, either directly or through investments in sponsored American Depository Receipts, in the securities of foreign issuers. Each company initially selected for inclusion in the Fund's portfolio must pay a current dividend. From time to time, the Fund may also acquire bonds, notes, debentures and preferred stocks convertible into common stocks but only to the extent that those securities also provide a current interest or dividend payment stream. Although convertible securities frequently have speculative characteristics and may be acquired by the Fund without regard to minimum quality ratings, the Fund intends to invest less than 5% of its net assets in non-investment grade securities. The Fund may also purchase put and call options, sell covered call options and enter into transactions involving futures contracts and options on futures as described later in this Prospectus.

The Fund primarily invests in companies that the Adviser considers to be well-managed and to have "attractive fundamental financial characteristics." Attractive fundamental financial characteristics include, among other factors, low debt, return on equity above the market average and consistent revenue and earnings per share growth over the prior three to five years. Companies in which the Fund may make equity investments generally will have stock market capitalizations over $750 million. The median stock market capitalization is generally anticipated to be between $3 billion and $5 billion and the weighted average stock market capitalization between $10 billion and $20 billion. Stock market capitalizations are calculated by multiplying the total number of common shares outstanding by the market price per share. The Fund may also invest from time to time a portion of its assets, not to exceed 20% of total assets at the time of purchase, in companies with larger or smaller market capitalizations.

In constructing and maintaining the fixed income portion of the portfolio, the Adviser attempts to achieve an annual rate of total return, before fund expenses, comparable to that of its benchmark, the Lehman Brothers Intermediate Government/Corporate Bond Index. Specialized structured investment management techniques are used in conjunction with traditional methods of investment management that rely on economic, financial and market analysis to select portfolio investments. The Fund may invest a substantial portion of its fixed income portfolio in securities that are not included in its benchmark index. The Fund therefore is not an "index" fund, which typically holds only securities that are included in the index it attempts to replicate.

The approach employed by the Adviser in managing the fixed income portion of the Fund's portfolio is to define and measure the various duration characteristics of the Lehman Brothers Intermediate Government/Corporate Bond Index.
"Duration" is a term used to express the average time to receipt of expected cash flows (discounted to their present value) on a particular fixed-income instrument or a portfolio of instruments. For example, the duration of a five-year zero coupon bond which pays no interest or principal until the maturity of the bond is five years. This is because a zero coupon bond produces no cash flow until the maturity date. On the other hand, a coupon bond that pays interest semiannually and matures in five years will have a duration of less than five years reflecting the semiannual cash flows resulting from coupon payments.

Duration generally defines the effect of interest rate changes on bond prices. However, for large interest rate changes (generally changes of 1% or more) this measure will not completely explain the interest rate sensitivity of a bond.

The Lehman Brothers Intermediate Government/Corporate Bond Index is a market value weighted total return index measuring both the principal price change of and income provided by the underlying universe of securities underlying the index. The Lehman Brothers Intermediate Government/Corporate Bond Index is intended to measure performance of its respective fixed-rate debt market over given time intervals. Securities included in the Lehman Brothers Intermediate Government/Corporate Bond Index must meet the following criteria, as defined by Lehman Brothers:

  .  Fixed as opposed to variable rate

  .  From one to ten years remaining until maturity

  .  Minimum outstanding principal value of $100 million

  . Minimum quality rating of Baa by Moody's or, if unrated by Moody's BBB by S&P

As of August 31, 1997, 3,847 issues were included in the Lehman Brothers Intermediate Government/Corporate Bond Index representing $2.4 trillion in market value.

The Lehman Brothers Intermediate Government/Corporate Bond Index is a trademark of Lehman Brothers. The Fund, its Adviser and the Co-Administrators are not affiliated in any way with Lehman Brothers. See "Management of the Funds." Inclusion of a security in the bond index in no way implies an opinion by Lehman Brothers as to its attractiveness or appropriateness as an investment. Lehman Brothers' publication of the bond index is not made in connection with any sale or offer for sale of securities or any solicitations of orders for the purchase of securities.

Fixed income securities purchased by the Fund may include a broad range of corporate, government, government agency, stripped government, asset-backed and mortgage-backed obligations. The Fund may purchase fixed income securities without regard to any maturity limitation.

Debt obligations acquired by the Fund will be "investment grade" at the time of purchase; that is, obligations rated within the four highest rating categories by S&P (AAA, AA, A and BBB), Moody's (Aaa, Aa, A and Baa) or other nationally recognized rating agencies or obligations that are unrated but determined by the Adviser to be comparable in quality to instruments that are so rated. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and market risk than higher rated securities. As a result, the market value of these securities may be expected to fluctuate more than those of securities with higher ratings.

Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. The Adviser will sell promptly any securities that are not rated investment grade by at least one nationally recognized rating agency and that exceed 5% of the Fund's net assets.


OTHER INVESTMENT INFORMATION

Money Market Instruments. The Fund may hold short-term U.S. Government obligations, high quality money market instruments (i.e., rated A-1 or better by S&P or Prime-1 by Moody's or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements, bank obligations and cash, pending investment, to meet anticipated redemption requests, or if, in the opinion of the Adviser, other suitable securities are unavailable. The foregoing investments may include among other things commercial paper and variable amount master demand notes and corporate bonds with remaining maturities of thirteen months or less, and may be in such proportions as, in the opinion of the Adviser, existing circumstances may warrant. Variable amount master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but they must satisfy the same criteria set forth above for high quality money market instruments. If an issuer of a variable amount master demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Fund invests in variable amount master notes only when the Adviser deems the investment to involve minimal credit risk. The Fund may invest in obligations of foreign banks and foreign branches of U.S. banks. The Fund may also invest in securities issued by other investment companies which invest in high quality, short-term debt instruments. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940. The Fund will not invest in any other Portico Fund. In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareowner of another investment company, the Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund's shareowners.

Government Obligations. To the extent consistent with its objectives, the Fund may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. The Fund may also invest in other securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Mortgage-Backed and Asset-Backed Securities. The Fund may purchase residential and commercial mortgage-backed securities, as well as other asset-backed securities (i.e., securities backed by credit card receivables, automobile loans or other assets). The average life of these securities varies with the maturities of the underlying instruments which, in the case of mortgages, have maximum maturities of thirty years. The average life of a mortgage-backed instrument may be substantially less than the original maturity of the mortgages underlying the securities as the result of scheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be a function of current market rates and current conditions in the relevant housing and commercial markets. In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. As a result, the relationship between mortgage prepayments and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than non-callable bonds with comparable maturities. In calculating the average weighted maturity of the Fund, the maturity of asset-backed securities will be based on estimates of average life. There can be no assurance that these estimates will be accurate.

Presently there are several types of mortgage-backed securities which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs") which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be subject to greater volatility and interest rate risk than other types of mortgage-backed obligations.

Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). For example, credit card receivables are generally unsecured and may require the repossession of personal property upon the default of the debtor which may be difficult or impracticable in some cases.

Non-mortgage asset-backed securities do not have the benefit of the same security in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards.
Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the owners of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the owners of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in the Fund experiencing difficulty in valuing or liquidating such securities.

Restricted Securities. The Fund will not knowingly invest more than 10%, and in all cases will not invest more than 15%, of the value of its net assets in securities that are illiquid at the time of purchase. Repurchase agreements and time deposits that do not provide for payment to the Fund within seven days, over-the-counter options, and securities that are not registered under the Securities Act of 1933 (the "Act") but may be purchased by institutional buyers under Rule 144A, are subject to this 15% limit (unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Board of Directors or the Adviser, pursuant to guidelines adopted by the Board of Directors, determines that a liquid trading market exists).

Borrowings. The Fund may borrow money to the extent described below under "Investment Limitations." The Fund would borrow money to meet redemption requests prior to the settlement of securities already sold or in the process of being sold by the Fund. If the securities held by the Fund should decline in value while borrowings are outstanding, the net asset value of the Fund's outstanding shares will decline in value by proportionately more than the decline in value suffered by the Fund's securities. As a result, the Fund's share price may be subject to greater fluctuation until the borrowing is paid off.

Reverse repurchase agreements are considered to be borrowings under the 1940 Act. At the time the Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to insure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities it is obligated to repurchase.

When-Issued Purchases and Forward Commitments.   The Fund may purchase
securities on a "when-issued" or delayed delivery basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. The Fund does not accrue income until the securities delivery occurs. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction (and therefore the value of the security) may be less favorable than the price or yield (and therefore the value of the security) available in the market when the securities delivery takes place. The Fund's forward commitments and when-issued purchases are not expected to exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objective.

Foreign Securities. The Fund may invest in foreign securities. The Fund's investments in the securities of foreign issuers may include both securities of foreign corporations and banks, as well as securities of foreign governments and their political subdivisions. Investments in foreign securities, whether made directly or through American Depository Receipts, involve certain inherent risks and considerations not typically associated with investing in U.S. companies, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. In addition, foreign banks and foreign branches of U.S. banks are subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of assets or diplomatic developments that could affect investment within those countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. See "Taxes." Transactions in foreign securities may involve greater time from the trade date until the settlement date than for domestic securities transactions, and may involve the risk of possible losses through the holding of securities in custodians and securities depositories in foreign countries. Additional costs associated with an investment in foreign securities may include higher transaction costs and the cost of foreign currency conversions. Changes in foreign exchange rates will also affect the value of securities denominated or quoted in currencies other than the U.S. dollar. In this regard, the Fund does not intend to hedge against foreign currency risk, and changes in currency exchange rates will impact the Fund's net asset value (positively or negatively) irrespective of the performance of the portfolio securities held by the Fund. The Fund and its shareowners may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies. Because of these and other factors, securities of foreign companies acquired by the Fund may be subject to greater fluctuation in price than securities of domestic companies.

Stripped Securities. To the extent consistent with its investment objective, the Fund may purchase participation in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATs) and also may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments of U.S. Government obligations. These participations are issued at a discount to their "face value," and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The SEC staff believes that participations in CATs and TIGRs and other similar trusts are not U.S. Government securities.

Options. The Fund may purchase put and call options in an amount not to exceed 5% of its net assets. Such options may relate to particular securities or various stock indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amount paid as premiums to the writer of the option.

The Fund may purchase put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, the Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by the Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. A call option may also be purchased to increase the Fund's return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a "closing sale transaction" (a sale by the Fund, prior to the exercise of the option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

In addition, the Fund may write call options on securities and on various stock indices. The Fund may write a call option only if the option is "covered" by the Fund's holding a position in the underlying securities or otherwise, which would allow for immediate satisfaction of its obligation. Such options will be listed on a national securities exchange and the aggregate value of the Fund's assets subject to options written by the Fund will not exceed 5% of the value of its net assets during the current year. In order to close out an option position, the Fund will be required to enter into a "closing purchase transaction" (the purchase of a call option on a security or an index with the same exercise price and expiration date as the call option which it previously wrote on the same security or index).

By writing a covered call option on a security, the Fund foregoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Except to the extent that a written call option on an index is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of securities held by the Fund during the period the option was outstanding. The use of covered call options will not be a primary investment technique of the Fund. For additional information relating to option trading practices and related risks, see the Statement of Additional Information.

Futures Contracts and Related Options. The Adviser may determine that it would be in the interest of the Fund to purchase or sell futures contracts, or options thereon, as a hedge against changes resulting from market conditions in the value of the securities held by the Fund, or of securities which it intends to purchase, to maintain liquidity, to have fuller exposure to price movements in a security index or to reduce transaction costs. For example, the Fund may enter into transactions involving a stock index futures contract which is a bilateral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the common stocks included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying bonds or stocks in the index is made. The Adviser may also determine it would be in the interest of the Fund to purchase or sell interest rate futures contracts, or options thereon, which provide for the future delivery of specified fixed-income securities. The Fund will not use futures contracts for speculative purposes.

Risks associated with the use of futures contracts include (a) imperfect correlation between the change in market values of the securities held by the Fund and the prices of bond or stock index futures contracts, and (b) the possible lack of a liquid secondary market for futures contracts and the resulting inability of the Fund to close open futures positions. During the current fiscal year, the Fund intends to limit its transactions in futures contracts and related options so that not more than 5% of its net assets are at risk. For a more detailed description of futures contracts and futures options, including a discussion of the limitations imposed by federal tax law, see Appendix A to the Statement of Additional Information.

Convertible Securities. The Fund may invest in convertible securities, including bonds, notes and preferred stock, that may be converted into common stock either at a stated price or within a specified period of time. In investing in convertibles, the Fund is looking for the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

During normal market conditions, no more than 5% of the Fund's net assets will be purchased or held in convertible or other securities rated below investment grade. Securities rated below investment grade are predominantly speculative and are commonly referred to as junk bonds. To the extent the Fund purchases convertibles rated below investment grade or convertibles that are not rated, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities. Subsequent to its purchase, a rated security may cease to be rated or its rating may be reduced below a minimum rating for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. The Adviser will sell promptly any securities that are non-investment grade as a result of these events and that exceed 5% of the Fund's net assets.

Concentration. The Adviser anticipates that from time to time certain industry sectors will not be represented in the Funds' portfolios while other sectors will represent a significant portion. As a matter of fundamental policy, however, the Adviser will not purchase any securities which would cause 25% or more of a Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry, and the Fund's investment will be diversified among individual issuers.

Small Companies. Small companies in which the Fund may invest may have limited product lines, markets, or financial resources, or may be dependent upon a small management group, and their securities may be subject to more abrupt or erratic market movements than larger, more established companies, both because their securities are typically traded in lower volume and because the issuers are typically subject to greater degree of changes in their earnings and prospects.

Portfolio Turnover. The Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover (over 100%) may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Fund and ultimately by its shareowners. High portfolio turnover may result in their realization of substantial net capital gains; to the extent net short-term capital gains are realized, distributions resulting from such gains may be ordinary income for federal income tax purposes. (See "Taxes-Federal.") The Funds' portfolio turnover rate is not expected to exceed 75% per year, and the portfolio turnover rate for the equity portion of the Fund is not expected to exceed 100%.

Warrants. The Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at the specified price during a specified period of time. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. During normal market conditions, no more than 5% of the Fund's net assets will be invested in warrants.


PURCHASE OF SHARES

Shares of the Fund are offered and sold by the distributor for the Fund, B.C. Ziegler and Company (the "Distributor"), which is independent of the Adviser.
 The Distributor is a registered broker/dealer with offices at 215 North Main Street, West Bend, Wisconsin 53095.

Retail and Institutional Shares of the Fund will be offered at net asset value per share, plus in the case of Retail Shares the applicable sales charge described below (unless a waiver applies).
Institutional Shares of the Fund are exclusively sold to and held by (a) trust, agency or custodial accounts opened through a Firstar Corporation trust department, trust company or trust affiliate; (b) employer-sponsored qualified retirement plans; and (c) all clients of FIRMCO. All other persons must purchase Retail Shares of the Fund.

THE MINIMUM INITIAL INVESTMENT FOR RETAIL SHARES IN THE FUND IS $1,000; WITH THE EXCEPTION OF IRAS, WHICH HAVE A MINIMUM INITIAL INVESTMENT OF $100. The minimum subsequent investment for Retail Shares in the Fund is $50. The minimum initial investment will be waived if you participate in the Periodic Investment Plan. The Fund reserves the right to close your account if the value is less than $1,000 and you are not currently participating in the Periodic Investment Plan.
 For additional information on involuntary redemptions, see "Other Redemption Information' below. The $1,000 minimum account balance applies only to accounts opened with Portico on or after February 28, 1997. Accounts opened with Portico on or before February 27, 1997 must maintain a minimum account balance of $50.

There is no minimum initial or subsequent investment for Institutional Shares.

HOW TO PURCHASE RETAIL SHARES

Purchase orders for Retail Shares may be placed through the transfer agent of the Fund, registered representatives of Firstar Investment Services, Inc. ("FIS"), or organizations that have entered into distribution or servicing agreements with the Fund (including FIS, "Shareowner Organizations.') For a discussion of transactions through Shareowner Organizations, see "Shareowner Organizations" below.

Once each business day, two share prices of the Retail Shares are calculated for the Fund: the offering price and the net asset value (NAV). Retail Shares are purchased at the offering price which is the net asset value plus a sales charge which varies in accordance with the amount of the purchase as indicated below:

                                                                Shareowner
                                                               Organization
                        Sales Charge as a  Sales Charge as   Reallowance as a
Amount of Transaction     Percentage of    a Percentage of     Percentage of
  at Offering Price      Offering Price    Net Asset Value    Offering Price
---------------------    --------------    ---------------    --------------
Less than $50,000           4.00%               4.16%              3.50%
$50,000 to $99,999          3.00%               3.09%              2.50%
$100,000 to $249,999        2.00%               2.04%              1.50%
$250,000 or more             none                none              none

The Distributor may reallow the entire sales charge to certain Shareowner Organizations. To the extent that 90% or more of the sales charge is reallowed, Shareowner Organizations may be deemed to be underwriters under the Act.

You may purchase Retail Shares without a sales charge if: (a) you were a Portico shareowner as of January 1, 1995 and have continuously maintained a shareowner account with the Company; (b) you make any purchase within 60 days of a redemption of Portico Institutional Shares; (c) you are an employee, director or retiree of Firstar Corporation or its affiliates or of Portico; (d) you maintain a personal trust account with an affiliate of Firstar Corporation at the time of purchase; (e) you make any purchase within 60 days of a termination of a personal trust account with an affiliate of Firstar Corporation; (f) you make any purchase for your medical savings account for which Firstar Corporation or an affiliate serves in a custodial capacity; (g) you make any purchase for your individual retirement account; (h) you make any purchase within 60 days of a redemption of a mutual fund on which you paid an initial sales charge or a contingent deferred sales charge; (i) you are a registered investment adviser that has entered into an agreement with the Distributor to purchase shares for your own account or for discretionary client accounts; (j) you are a spouse, parent or child of an individual who falls within the preceding categories (a) or (d) above; or (k) you are a spouse, parent, sibling or child of an individual who falls within the preceding category (c) above. In addition, you may reinvest all or any portion of your proceeds from redemption of shares of the Fund in Retail Shares of other Portico funds, within 365 days of redemption without paying a sales charge. Shares so reinvested will be purchased at a price equal to the net asset value next determined after the transfer agent receives payment in proper form.

Quantity Discounts. You may be entitled to reduced sales charges through the Right of Accumulation or under a Letter of Intent, even if you do not make an investment of a size that would normally qualify for a quantity discount.

To qualify for a reduction of or exception to the sales charge, you must notify your Shareowner Organization or the Distributor at the time of purchase or exchange. The reduction in sales charge is subject to confirmation of your holdings through a check of records. The Fund may modify or terminate quantity discounts at any time. For more information about quantity discounts, contact your Shareowner Organization or Portico Investors Services at 1-800-982-8909.

Rights of Accumulation. A reduced sales charge applies to any purchase of Retail Shares of any Portico Fund that is sold with a sales charge (an "Eligible Fund") where an investor's then current aggregate investment is $50,000 or more. "Aggregate investment" means the total of: (a) the dollar amount of the then current purchase of shares of an Eligible Fund, and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, an investor beneficially owns shares of one or more Eligible Funds, with an aggregate current value of $49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 3.00% of the offering price. Similarly, each subsequent investment in Eligible Fund shares may be added to an investor's aggregate investment at the time of purchase to determine the applicable sales charge.

Letter of Intent. By signing a Letter of Intent (available from the Distributor and Shareowner Organizations), an investor becomes eligible for the reduced sales charge applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and under the conditions set forth in the Letter of Intent. To compute the applicable sales charge, the offering price of shares of an Eligible Fund on which a sales charge has been paid, beneficially owned by an investor on the date of submission of the Letter of Intent, may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

During the term of the Letter of Intent, the Transfer Agent will hold in escrow shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when an investor fulfills the terms of the Letter of Intent by purchasing the specified amount. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed. If total purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect an investor's total purchases. If total purchases are less than the amount specified in the Letter of Intent, an investor will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, the transfer agent, as attorney-in-fact pursuant to the terms of the Letter of Intent and at the Distributor's direction, will redeem an appropriate number of shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to purchase the full amount indicated at the sales charge in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, an investor must indicate his or her intention to do so under a Letter of Intent at the time of purchase of Shares.

Qualification for Discounts. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account, or the aggregate investments of a trustee or other fiduciary or IRA for the benefit of the persons listed above.

Purchase Orders. Investors may purchase Retail Shares of the Fund through registered representatives of Firstar Investment Services, Inc. located at Firstar Banks ("Firstar Investment Offices"), or directly with the Fund's transfer agent. All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars. Subsequent investments in an existing account in the Fund may be made at any time by sending to the address below a check or money order payable to the Fund, along with a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. A $20 fee will be imposed by the Fund's transfer agent if any check used for investment in an account does not clear, and the investor involved will be responsible for any loss incurred by the Fund.

           PURCHASE ORDERS PLACED THROUGH REGISTERED REPRESENTATIVES

               TO OPEN AN ACCOUNT         TO ADD TO AN ACCOUNT
              --------------------       ----------------------
In Person  . Complete an application   . Bring your check to a
             at a Firstar Investment     Firstar Investment
             Office.  Call 1-800-        Office. Call 1-800-982-
             982-8909 for the office     8909 for the office
             nearest you.                nearest you.


By Phone   . Call your registered      . Call your registered
             representative or call      representative at the
             1-800-982-8909 for the      number on your
             office nearest you.         statement or call 1-
                                         800-982-8909 for the
                                         office nearest you.

Automatic  . Call your registered      . Complete a Periodic
ally         representative to           Investment Plan
             obtain a purchase           Application to
             application which           automatically purchase
             includes information        more shares.
             about a Periodic
             Investment Plan.

               PURCHASE ORDERS PLACED THROUGH THE TRANSFER AGENT

             TO OPEN AN ACCOUNT          TO ADD TO AN ACCOUNT

By Mail     .  Complete an application   .  Make your check payable
               and mail it along with a     to Portico Funds.  Please
               check payable to Portico     include your account
               Funds,  P.O. Box 3011,       number on your check and
               Milwaukee, WI  53201-        mail it to the address on
               3011.                        your statement.


Overnight   .  Complete an application   .  Make your check payable
Delivery       and deliver it along with    to Portico Funds.  Please
               a check payable to           include your account
               Portico Funds, 615 E.        number on your check and
               Michigan St., Milwaukee,     deliver it to the address
               WI 53202.                    at the left.

In Person   .  Bring your application    .  Bring your check to a
               and check to a Firstar       Firstar Investment
               Investment Office.  Call     Office. Call 1-800-982-
               1-800-982-8909 for the       8909 for the office
               office nearest you.          nearest you.

Automatical .  Call 1-800-982-8909 to    .  Complete a Periodic
ly             obtain a purchase            Investment Plan
               application which            Application to
               includes information for     automatically purchase
               a Periodic Investment        more shares.
               Plan.
                                         .  Open a ConvertiFundR
                                            account to automatically
                                            invest proceeds from one
                                            account to another
                                            account of the Portico
                                            family of funds.

By Wire     .  Call 1-800-228-1024 to    .  Call 1-800-228-1024 to
               arrange a wire               arrange a wire
               transaction.  Ask your       transaction.  Ask your
               bank to transmit             bank to transmit
               immediately available        immediately available
               funds by wire in the         funds by wire as
               amount of your purchase      described at the left.
               to Firstar Bank              Please also include your
               Milwaukee, N.A., ABA #       account number.
               0750-00022, Account #
               112-952-137 for further
               credit to Portico
               Balanced Income Fund
               [name/title on the
               account].

By Phone    .  Call 1-800-228-1024 to    .  Call 1-800-228-1024 to
               exchange from another        exchange from another
               Portico Fund account with    Portico Fund account with
               the same registration        the same registration
               including name, address      including name, address
               and taxpayer ID number.      and taxpayer ID number.

Investors making initial investments by wire must promptly complete a Purchase Application and forward it to the Fund. REDEMPTIONS WILL NOT BE PAID UNTIL THE COMPLETED APPLICATION HAS BEEN RECEIVED BY THE TRANSFER AGENT.

If an order and payment are received by the transfer agent in proper form (as described above) before the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 3:00 p.m. Central Time, on a business day, Fund shares will be purchased as of the determination of net asset value on that day. Purchase orders which are received after the close of regular trading hours on the Exchange, or on non-business days, and orders for which payment is not received by the close of regular trading hours on the Exchange on a business day, will be executed on the next business day after receipt of both the order and payment in proper form by the transfer agent.

The Fund will not accept payment in cash or third party checks for the purchase of shares. Federal regulations require that each investor provide a Social Security number or other certified taxpayer identification number upon opening or reopening an account. The Fund reserves the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding at a rate of 31% on all liquidations and dividend and capital gain distributions.

Certificates for shares will be issued only upon shareowner request. The Fund reserves the right to reject any purchase order. Payment for shares of the Fund in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information see the Statement of Additional Information or contact Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area).


HOW TO PURCHASE INSTITUTIONAL SHARES

All Institutional Share purchases are effected pursuant to a customer's account at Firstar Trust Company ("Firstar Trust") or at another chosen institution pursuant to procedures established in connection with the requirements of the account. Confirmations of share purchases and redemptions will be sent to Firstar Trust or the other institution involved. Firstar Trust and the other institutions (or their nominees) (collectively referred to as "Institutions") will normally be the owners of record of Fund shares, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers. The exercise of voting rights and the delivery to customers of shareowner communications from the Fund will be governed by the customers' account agreements with Firstar Trust and the other Institutions. Investors wishing to purchase shares of the Fund should contact their account representatives.

Institutional Shares are sold without a charge imposed by the Fund, although Institutions may charge fees for providing administrative or other services in connection with investments in Fund shares.

Purchase orders must be transmitted to the Fund's transfer agent by telephone (1-800-228-1024; in Milwaukee area: 414-287-3808 or by fax 414-287-3610 only if preceded by a telephone call) and will be effected by the transfer agent at its Milwaukee office. Purchase orders that are received by the transfer agent before the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 3:00 p.m. Central Time, will be executed as of the close of regular trading hours on the Exchange, provided that payment is received by the close of regular trading hours. Purchase orders that are received after the close of regular trading hours on the Exchange or on non-business days, and orders for which payment is not received by the close of regular trading hours on the Exchange on a business day, will be executed on the next business day after receipt of both the order and payment in proper form by the transfer agent.

Payment for Institutional Shares should be transmitted by wire in immediately available funds to:

Firstar Bank Milwaukee, N.A.
ABA #0750-00022,
Account #112-952-137
For further credit to
Portico Balanced Income Fund
[the investor's account number and the name/title of the account].

Payment may also be made by check payable to: Portico Funds, P.O. Box 3011, Milwaukee, WI 53201-3011, or delivered (via overnight delivery or in person) to 615 E. Michigan St., Milwaukee, WI 53202.

It is the responsibility of Institutions to transmit orders and payment for the purchase of shares by their customers to the transfer agent on a timely basis, in accordance with the procedures stated above.

Certificates for shares will be issued only upon the request of an Institution. The Fund reserves the right to reject any purchase order.

Payment for shares of the Fund in the amount of $1,000,000 or more may, at the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in this Prospectus. For further information see the Statement of Additional Information or contact Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area).




REDEMPTION OF SHARES

HOW TO REDEEM RETAIL SHARES

Redemption orders are effected at the net asset value per share next determined after receipt of the order by the transfer agent or FIS. If a redemption order is received in proper form (as described below) before the close of regular trading hours on the Exchange, currently 3:00 p.m. Central Time, on a business day, Fund shares will be redeemed as of the determination of net asset value on that day. Redemption orders which are received after the close of regular trading hours on the Exchange, or on non-business days, will be executed on the next business day. Depending upon the current net asset value of the redeemed shares at the time of redemption, the value of the shares redeemed may be more or less than the investor's cost.

Redemption Orders

                                          THROUGH A REGISTERED
            THROUGH THE TRANSFER AGENT       REPRESENTATIVE
            --------------------------    --------------------

By Phone   . Call 1-800-228-1024 with   . Call your registered
             your account name,           representative at the
             account number and           number on your
             amount of redemption         statement, or 1-800-
             (minimum $500).              982-8909.
             Redemption proceeds will
             only be sent to a
             shareowner's address or
             bank account of a
             commercial bank located
             within the United States
             as shown on the transfer
             agent's records.
             [Available only if
             established on the
             account application and
             if there has been no
             change of address by
             telephone within the
             preceding 15 days.]

By Mail,   . Mail your instructions     . Mail your instructions
Overnight    to the Portico Funds,        to the Portico Funds,
Delivery     P.O. Box 3011,               P.O. Box 3011,
or In        Milwaukee, Wisconsin         Milwaukee, WI 53201-
Person       53201-3011, or deliver       3011, or deliver them
             them (via overnight          to 615 E. Michigan
             delivery or in person)       Street, Milwaukee, WI
             to 615 E. Michigan St.,      53202, or bring your
             Milwaukee, WI 53202.         instructions to your
             Include the number of        registered
             shares or the amount to      representative's
             be redeemed, your            office.
             shareowner account
             number and Social
             Security number or other
             taxpayer identification
             number.  Your
             instructions must be
             signed by all persons
             required to sign for
             transactions exactly as
             their names appear on
             the account.  If the
             redemption amount
             exceeds $50,000, or if
             the proceeds are to be
             sent elsewhere than the
             address of record, or
             the address of record
             has been changed within
             the preceding 15 days,
             each signature must be
             guaranteed in writing by
             either a commercial bank
             that is a member of the
             FDIC, a trust company, a
             credit union, a savings
             association, a member
             firm of a national
             securities exchange or
             other eligible guarantor
             institution.

Automatic  . Call 1-800-982-8909 for    . Call your registered
ally         a Systematic Withdrawal      representative to
             Plan application             establish a Systematic
             ($15,000 account minimum     Withdrawal Plan.
             and $100 minimum per
             transaction).

Guarantees must be signed by an eligible guarantor institution and "Signature Guaranteed' must appear with the signature. If certificates have been issued, the certificates, properly endorsed or accompanied by a properly executed stock power and accompanied by signature guarantees, must be received by the transfer agent or FIS. The Fund may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent or FIS receives all required documents in proper form. Purchases of additional shares concurrently with withdrawals could be disadvantageous because of the sales charge involved in the additional purchases.

The transfer agent charges a $12.00 fee for each payment made by wire of redemption proceeds, which will be deducted from the shareowner's account. The transfer agent also charges a $15.00 fee for each IRA distribution (unless it is part of a Systematic Withdrawal Plan), which will be deducted from the shareowner's account.

In order to arrange for telephone redemptions after an account has been opened or to change the bank or account designated to receive redemption proceeds, a written request must be sent to Portico Investor Services at the address listed above or contact your registered representative. The request must be signed by each shareowner of the account. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

The Fund reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Fund at any time upon notice to shareowners. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareowner is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent.

In an effort to prevent unauthorized or fraudulent redemption requests by telephone, Portico and the transfer agent employ reasonable procedures specified by the Fund to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to redeem or exchange by telephone will be required to provide their account number. All such telephone transactions will be tape recorded and confirmed in writing to the shareowner. Portico may implement other procedures from time to time. If reasonable procedures are not implemented, Portico and/or the transfer agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareowner is liable for any loss for unauthorized transactions.

Other Redemption Information

The Fund will make payment for redeemed shares typically within one or two business days, but no later than the seventh day after receipt by the transfer agent of a request in proper form, except as provided by the rules of the SEC. HOWEVER, IF ANY PORTION OF THE SHARES TO BE REDEEMED REPRESENTS AN INVESTMENT MADE BY CHECK, THE FUND MAY DELAY THE PAYMENT OF THE REDEMPTION PROCEEDS UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT THE CHECK HAS BEEN COLLECTED, WHICH MAY TAKE TWELVE DAYS FROM THE PURCHASE DATE. This procedure does not apply to shares purchased by wire payment. An investor must have filed a Purchase Application before any redemption requests can be paid.

The Fund imposes no charge when shares are redeemed and reserves the right to redeem an account involuntarily, upon sixty days' written notice, if redemptions cause the account's net asset value to remain at less than $1,000. The Fund may also redeem shares involuntarily if it is appropriate to do so to carry out the Fund's responsibilities under the 1940 Act and, in certain cases, may make payment for redemption in securities. Investors would bear any brokerage or other transaction costs incurred in converting the securities so received to cash. See the Statement of Additional Information for examples of when such redemptions might be appropriate.

Questions concerning the proper form for redemption requests should be directed to Portico Investor Services at 1-800-228-1024 or 414-287-3808 (Milwaukee area).


HOW TO REDEEM INSTITUTIONAL SHARES

Customers who purchase Institutional Shares of the Fund through accounts at an Institution may redeem all or part of their shares in accordance with the instructions and limitations pertaining to such accounts. The procedures will vary according to the type of account and Institution involved, and customers should consult their account representatives in this regard.

Redemption orders must be transmitted by an Institution to the transfer agent in writing or by telephone in the manner described under "How to Purchase Institutional Shares.' Shares are redeemed at the net asset value per share next determined after the transfer agent's receipt of the redemption order.

Payment for redeemed shares will normally be wired in federal funds on the next business day if the redemption order is received by the transfer agent before 3:00 p.m. Central Time. The Fund reserves the right, however, to delay the wiring of redemption proceeds for up to seven days after receipt of a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund. However, if any portion of the shares to be redeemed represents an investment made by check, the Fund may delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected, which may take twelve days from the purchase date.
The transfer agent currently charges a $15.00 fee for each IRA distribution, which will be deducted from the shareowner's account or, at the request of an Institution, billed directly to the Institution requesting the redemption.

Portico imposes no charge when shares are redeemed. However, Institutions may charge a fee for providing administrative or other services in connection with investments in Fund shares. If a customer has agreed with a particular Institution to maintain a minimum account balance and the balance falls below that minimum, the customer may be obliged by the Institution to redeem all or part of the customer's shares in the Fund to the extent necessary to maintain the required minimum balance. Portico may also redeem shares of the Fund involuntarily or make payment for redemption in securities if it appears appropriate to do so in light of Portico's responsibilities under the 1940 Act. Investors would bear any brokerage or other transaction costs incurred in converting the securities received to cash. See the Statement of Additional Information for examples of when such redemptions might be appropriate.

It is the responsibility of Institutions to transmit redemption orders and credit their customers' accounts with the redemption proceeds on a timely basis in accordance with their agreements with the customers and to provide their customers with account statements with respect to share transactions made for the accounts.

In an effort to prevent unauthorized or fraudulent redemption requests by telephone, Portico and the transfer agent employ reasonable procedures specified by the Fund to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to redeem or exchange by telephone will be required to provide their account number. All such telephone transactions will be tape recorded and confirmed in writing to the shareowner. Portico may implement other procedures from time to time. If reasonable procedures are not implemented, Portico and/or the transfer agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareowner is liable for any loss for unauthorized transactions.




EXCHANGE OF SHARES
If shares may legally be sold in the state of the investor's residence, Retail shareowners are generally permitted to exchange their Retail Shares in the Fund (with a minimum current value of $1,000) for Retail Shares of other funds in the Portico family of funds without charge or commission by the Fund. A sales charge will be imposed on the exchange if the shares of the Fund being acquired have a sales charge and the shares being redeemed were purchased or otherwise acquired without a sales charge unless a shareowner qualifies for a sales charge exemption as described in the section "Purchase of Shares". Institutional shareowners also are generally permitted to exchange their Institutional Shares in the Fund (with a minimum current value of $1,000) for Institutional Shares of other funds in the Portico family of funds, provided such other shares may legally be sold in the state of the investor's residence and the investor is eligible for Institutional Shares at the time of the exchange. This exchange privilege does not apply to shares of the Institutional Money Market Fund. Telephone exchange privileges automatically apply to each shareowner of record and the representative of record unless and until the transfer agent receives written instructions from the shareowner(s) of record canceling the privilege.

Portico reserves the right to terminate indefinitely the exchange privilege of any shareowner, broker, investment adviser, agent, or account representative who requests more than four exchanges within a calendar year, whether for oneself or one's customers. Portico may determine to do so with prior notice to the shareowner, broker, investment adviser, agent, or account representative based on a consideration of both the number of exchanges the particular shareowner, broker, investment adviser, agent, or account representative has requested and the time period over which those exchange requests have been made, together with the level of expense to the Funds or other adverse effects which may result from the additional exchange requests. If any portion of the shares to be exchanged represents an investment made by check, a Fund may delay the acquisition of new shares in an exchange until the transfer agent is reasonably satisfied that the check has been collected, which may take twelve days from the purchase date. Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in the Portico family of funds. For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange.
No exchange fee is currently imposed by Portico on exchanges. Portico reserves, however, the right to impose a charge in the future. In addition, Institutions may charge a fee for providing administrative or other services in connection with exchanges.

In order to request an exchange by telephone, a shareowner must give the account name, account number and the amount or number of shares to be exchanged. During periods of significant economic or market change, telephone exchanges may be difficult to implement. If a shareowner is unable to contact the transfer agent by telephone, shares may also be exchanged by delivering the exchange request to the transfer agent in person or by mail at the address listed above under "Redemption of Shares."

The Fund reserves the right to reject any exchange request with prior notice to a shareowner and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to shareowners of any material modification or termination except where notice is not required under SEC regulations. The responsibility of the Fund and its transfer agent for the authenticity of telephone exchange instructions is limited as described above under "Redemption of Shares."


SHAREOWNER SERVICES (Retail Shareowners Only)
The services and privileges described below are available to Retail Shareowners of the Fund. These may be modified or terminated at any time upon notice to shareowners.

Shareowner Reports

Shareowners will be provided with a report showing portfolio investments and other information at least semiannually; and after the close of the Fund's fiscal year with an annual report containing audited financial statements. To eliminate unnecessary duplication, only one copy of shareowner reports will be sent to shareowners with the same mailing address. Shareowners who desire a duplicate copy of shareowner reports to be mailed to their residence should call Portico Investor Services at 1-800-982-8909, or write Portico Investor Services at the address listed above.

In addition, account statements will be mailed to shareowners after each purchase, reinvestment of dividends and redemption.

Automated Teleresponse Service

Shareowners using a touch-tone telephone can access information on the Fund twenty-four hours a day, seven days a week. When calling Portico Investor Services at 1-800-228-1024, shareowners may choose to use the automated information feature or, during regular business hours (8:00 a.m. to 7:00 p.m. Central Time, Monday through Friday), speak with a Portico Investor Services representative.

The automated service provides the information most frequently requested by shareowners. After calling the 800-number, pressing "2" on their touch-tone phone, shareowners can:

1. Determine closing prices for the Fund.
2. Learn how the price of the Fund has changed from the previous day.
3. Hear daily yields for Portico money market funds.

Money market fund yields reflect fee waivers in effect, represent past performance and will vary. If fees were not waived, yields would be reduced. Past performance is no guarantee of future results. Current yield refers to income earned by a fund's investments over a 7-day period. It is then annualized and stated as a percentage of the investment. Effective yield is the same as current yield except that it assumes the income earned by an investment in a fund will be reinvested. An investment in any one of the Portico money market funds is neither insured nor guaranteed by the U.S. Government nor is there any assurance the funds will be able to maintain a stable net asset value of $1.00 per share.

To speak with a Portico Investor Services representative any time during an automated teleresponse session (during regular business hours), shareowners may press "0."

For total return information, shareowners must call Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area).

Retirement Plans

The Fund offers individual retirement accounts and prototype defined contribution plans, including simplified employee, 401(k), profit-sharing and money purchase pension plans ("Retirement Plans"). For details concerning Retirement Plans (including service fees), please call Portico Investors Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area).


DIVIDENDS AND DISTRIBUTIONS
Dividends from the Fund's net investment income are declared and paid quarterly. The Fund's net realized capital gains are distributed at least annually to avoid tax to the Fund.

Dividends and distributions will reduce the net asset value of the Retail and Institutional Shares by the amount of the dividend or distribution. Dividends and distributions are automatically reinvested in additional Retail or Institutional Shares of the Fund (as applicable) on which the dividend or distribution is paid at their net asset value per share (as determined on the payable date), unless the shareowner notifies the Fund's transfer agent or registered representative, as appropriate, that dividends or capital gains distributions, or both, should be paid in cash. Cash dividends and distributions will be paid by check unless the Fund's transfer agent receives a voided check or deposit ticket to enable the dividends or distributions to be directly deposited into the shareowner's bank account. Cash dividends and distributions will be paid within five business days after the end of the month in which dividends are declared or within five business days after a redemption of all of a shareowner's shares of the Fund. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.


MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors of the Portico Funds, Inc. ("Portico" or the "Company"). The Statement of Additional Information contains the name and background information regarding each Director.

Advisory Services

FIRMCO, a Wisconsin limited liability company and subsidiary of Firstar Corporation, a bank holding company, serves as investment adviser to the Fund. FIRMCO, with principal offices at Firstar Center, 777 East Wisconsin Avenue, 8th Floor, Milwaukee, Wisconsin 53202, has been engaged in the business of providing investment advisory services since 1986. FIRMCO currently has $22.4 billion in assets under active management, of which $13.1 billion is invested in fixed income and money market securities and $9.3 billion in equity securities.

Subject to the general supervision of the Board of Directors and in accordance with the investment objective and policies of the Fund, the Adviser manages the Fund's portfolio, makes decisions with respect to and places orders for all purchases and sales of the Fund's portfolio securities, and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to Shareowner Organizations, including, in the case of agency transactions, Shareowner Organizations which are affiliated with the Adviser, if the Adviser believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms.

The Adviser is entitled to receive from the Fund a fee, calculated daily and payable monthly, at the annual rate of 0.75% of the Fund's average daily net assets. The Adviser may voluntarily waive all or a portion of the advisory fee otherwise payable by the Fund from time to time. These waivers may be terminated at any time at the Adviser's discretion.

The Adviser's portfolio management services for the Fund are conducted by Marian Zentmyer and Warren Pierson. Ms. Zentmyer has been with Firstar since 1982 and has nineteen years of investment experience. She is a Senior Vice President and Senior Portfolio Manager of FIRMCO. Mr. Pierson joined Firstar in 1985 and has twelve years of fixed income experience at Firstar. He is a Vice President and Senior Portfolio Manager of FIRMCO. Both Ms. Zentmyer and Mr. Pierson are Chartered Financial Analysts. In addition, Ms. Zentmyer is a Certified Financial Planner.

Administrative Services
Firstar Trust Company, 615 East Michigan Street, Milwaukee, WI 53202 ("Firstar Trust") and B. C. Ziegler and Company ("Ziegler") serve as the Co-Administrators (the "Co-Administrators.") The Co-Administrators have agreed to provide the following administrative services for the Portico Funds: assist in maintaining office facilities for the Funds; furnish clerical and certain other services required by the Funds; compile data for and prepare notices to the SEC; prepare semiannual reports to the SEC and current shareowners and filings with state securities commissions; coordinate federal and state tax returns; monitor the arrangements pertaining to the Funds' agreements with Shareowner Organizations and Institutions; monitor the Funds' expense accruals; monitor compliance with the Funds' investment policies and limitations; and generally assist the Funds' operations. As further described in the Statement of Additional Information, certain services under the Co-Administration Agreement are provided jointly by Firstar Trust and Ziegler and other services are provided separately by either Firstar Trust or Ziegler. The Co-Administrators are entitled to receive a fee for their administrative services, computed daily and payable monthly, at the annual rate of 0.125% of Portico's first $2 billion of average aggregate daily net assets, plus 0.10% of Portico's average aggregate daily net assets in excess of $2 billion. The Co-Administrators may voluntarily waive all or a portion of their administrative fee from time to time. These waivers may be terminated at any time at the Co-Administrators' discretion.


Shareowner Organizations

Portico may enter into agreements from time to time with certain Shareowner Organizations, including affiliates of the Adviser (such as FIS), providing for certain support and/or distribution services to their customers who are the beneficial owners of Retail Shares of the Fund. Under the Service Agreements, shareowner support services, which are described more fully in the Statement of Additional Information, may include assisting investors in processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; providing information periodically to customers showing their positions in Retail Shares of the Funds; and providing sub-accounting with respect to Retail Shares beneficially owned by customers or the information necessary for sub-accounting. In addition, Shareowner Organizations under a Distribution and Service Agreement may provide the foregoing shareowner support services and may also provide assistance, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of Retail Shares. For their services, Shareowner Organizations may be entitled to receive fees from the Fund at annual rates of up to 0.25% of the average daily net asset value of the Retail Shares covered by their agreements.

Under the terms of their agreements with Portico, Shareowner Organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in Retail Shares covered by the agreements. Investors should read this Prospectus in light of such fee schedules and under the terms of their Shareowner Organization's agreement with Portico. In addition, investors should contact their Shareowner Organization with respect to the availability of shareowner services and the particular Shareowner Organization's procedures for purchasing and redeeming shares. It is the responsibility of Shareowner Organizations to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers. At the request of a Shareowner Organization, the transfer agent's charge of $12.00 for each payment made by wire of redemption proceeds may be billed directly to the Shareowner Organization.

The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. Accordingly, banks will be engaged under agreements with Portico only to perform the administrative and investor servicing functions described above, and will represent to Portico that in no event will the services provided by them under the agreements be primarily intended to result in the sale of Retail Shares.

Conflict-of-interest restrictions may apply to the receipt of compensation paid by Portico to a Shareowner Organization in connection with the investment of fiduciary funds in Retail Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into agreements with Portico.

Agreements that contemplate the provision of distribution services by Shareowner Organizations are governed by a Distribution and Service Plan (the "Plan") that has been adopted by Portico pursuant to Rule 12b-1 under the 1940 Act. In the case of the Fund, no payments are made to its Distributor under the Plan. However, payments to Shareowner Organizations, including affiliates of the Adviser, under the Plan are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.


Custodian, Transfer and Dividend Disbursing Agent, and Accounting Services Agent

Firstar Trust, an affiliate of the Adviser, provides custodial, transfer agency, dividend disbursing agency services and accounting services for the Fund. Total custodial, transfer agency dividend disbursing agency and accounting services fees paid to Firstar Trust for the first twelve months of the Fund's operations are expected to be approximately 0.21% of the Fund's average net assets. Additional information regarding the fees payable by the Fund to Firstar Trust for these services is provided in the Statement of Additional Information. Inquiries to the transfer agent may be sent to the following address: Firstar Trust Company, P.O. Box 3011, Milwaukee, WI 53201-3011.


EXPENSES

Operating expenses borne by the Fund include taxes, interest, fees and expenses of Directors and officers, Securities and Exchange Commission fees, state securities and qualification fees, advisory fees, administration fees, Shareowner Organization fees (Retail Shares only), charges of the custodian and transfer agent, dividend disbursing agent and accounting services agent, certain insurance premiums, outside auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareowners, cost of shareowner reports and meetings and any extraordinary expenses. The Fund also pays any brokerage fees, commissions and other transactions charges (if any) incurred in connection with the purchase or sale of portfolio securities.


INVESTMENT LIMITATIONS

Except for the limitations detailed below, the investment objective and policies of the Fund described in this Prospectus are not fundamental and may be changed by the Board of Directors without the affirmative vote of the holders of a majority of the Fund's outstanding shares. If there is a change in the Fund's investment objective, shareowners should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The following descriptions summarize several of the Fund's fundamental investment limitations which are set forth in full in the Statement of Additional Information.

The Fund May Not:

1. Purchase securities of any one issuer (other than U.S. Government securities) if more than 5% of the value of its total assets will be invested in the securities of such issuer, except that up to 25% of the value of a Fund's total assets may be invested without regard to this 5% limitation.

2. Subject to the foregoing 25% exception, purchase more than 10% of the outstanding voting securities of any issuer.

3. Invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry.

4. Borrow money or enter into reverse repurchase agreements except for temporary purposes in amounts up to 10% of the value of the total assets at the time of such borrowing, or mortgage, pledge or hypothecate any assets except in connection with such borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the Fund's total assets, the Fund will not make any investments.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation. If due to market fluctuations or other reasons the amount of borrowings or reverse repurchase agreements exceed the 10% limit stated above, the Fund will promptly reduce such amount.


TAXES

Federal

Portico's management intends that the Fund will qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code.") Such qualification generally will relieve the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

The Fund contemplates declaring as dividends each year at least 90% of its investment company taxable income.

Any dividend or distribution out of "net capital gain" (the excess of the Fund's net long-term capital gain over its net short-term capital loss), if any, of the Fund, and out of the portion of such net capital gain that constitutes mid-term capital gain, will be taxable to a shareowner of the Fund as long-term capital gain or mid-term capital gain, as the case may be, regardless of how long the shareowner has held shares of the Fund. All other distributions, to the extent that they are taxable, are taxed to shareowners as ordinary income.

The Fund will notify its shareholders annually as to the tax status of dividend and capital gains distributions paid by the Fund. A sale or redemption of shares of the Fund is a taxable event and may result in a capital gain or loss. Dividend distributions, capital gains distributions and capital gains or losses from redemptions may be subject to state and local taxes.

Before purchasing Fund shares, the impact of dividend or capital gain distributions which are expected to be declared or have been declared but not paid, should be carefully considered. Any dividend or distribution paid by the Fund shortly after the purchase of shares of the Fund will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. Such dividends or distributions, although in effect a return of capital to shareowners, are subject to income taxes.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of the dividends or gross proceeds paid to any shareowner (i) who has provided either an incorrect Social Security or Taxpayer Identification Number or no number at all, (ii) who is subject to withholding by the Internal Revenue Service for failure to properly include on his return payments of interest or dividends or (iii) who has failed, when required to do so, to certify that he or she is not subject to backup withholding. The Fund generally will also withhold and remit to the U.S. Treasury 10% of all distributions from individual retirement accounts (including simplified employee plans) to any investor unless the transfer agent receives a written request not to withhold federal income tax from the investor prior to the distribution date; withholding on distributions from other types of Retirement Plans may be mandatory and may be at a higher rate.

A taxable gain or loss may be realized by a shareowner upon a redemption, transfer or exchange of Fund shares, depending on the tax basis of the shares and their price at the time of such disposition.

Generally, a shareowner may include sales charges incurred upon the purchase of Retail Shares in his or her tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of shares. However, if the shareowner effects an exchange of such shares for Retail Shares of another fund of the Company within 90 days of the purchase and is able to reduce the sales charge applicable to the new shares (by virtue of the Company's exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareowner's exchanged shares, but may be included (subject to the limitation) in the tax basis of the new shares. If a shareowner held shares for six months or less, any loss realized by the shareowner will be treated as long-term loss to the extent of any long-term capital distribution received.

The foregoing is only a brief summary of some of the important federal income tax considerations generally affecting the Fund and its shareowners, and is not intended as a substitute for careful tax planning and is based on tax laws and regulations which are in effect on the date of this Prospectus. Such laws and regulations may be changed by legislative or administrative action. Accordingly, investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareowners will be advised at least annually as to the federal income tax consequences of dividends and distributions made each year.

State and Local

Investors are advised to consult their tax advisers concerning the application of state and local tax laws, which may have different consequences from those of the federal income tax law described above.


DESCRIPTION OF SHARES

The Company was incorporated under the laws of the State of Wisconsin on February 15, 1988 and is registered with the SEC as an open-end management company. The Articles of Incorporation authorize the Board of Directors to issue up to 150 billion full and fractional shares of common stock, $.0001 par value per share. The Company currently has 18 classes representing interests in 18 existing investment portfolios. Each class of the Funds is currently divided into two separate series, a Retail and Institutional Series representing interests in the same Fund. Of these authorized shares, 100 million shares have been classified for each of the Retail and Institutional Series discussed in this Prospectus.

Shares of each series bear their pro rata portion of all operating expenses paid by the Fund, except certain payments of up to 0.25% of the average daily net assets of the Retail Shares under the Fund's Distribution and Service Plan and Shareowner Servicing Plan applicable only to Retail Series Shares. In addition, Retail Shares, subject to certain exceptions described under Purchase of Shares above, are sold with a maximum sales charge of 4.00% with respect to the Company's equity funds and 2.00% with respect to the Company's fixed income funds. Institutional Shares are sold without a sales charge. The differences in expenses and sales charges will affect the performance of Institutional and Retail Shares. Institutional Shares are only available to (i) trust, agency or custodial accounts opened through trust companies or trust departments affiliated with Firstar Corporation; (ii) all employer-sponsored qualified retirement plans; and (iii) clients of the Adviser. Retail Shares are available to any investor who does not fall within the three preceding categories.
Portico Funds offer various services and privileges in connection with Retail Shares that are not offered in connection with the Institutional Shares, including a Periodic Investment Plan, ConvertiFunda, and Systematic Withdrawal Plan. A salesperson and any other person or Shareowner Organization entitled to receive compensation for selling or servicing shares may receive different compensation with respect to different series of shares.

For information regarding the other funds and series, contact Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area) or your Shareowner Organization.

Portico does not presently intend to hold annual meetings of shareowners except as required by the 1940 Act or other applicable law. Portico will call a meeting of shareowners for the purpose of voting upon the question of removal of a member of the Board of Directors upon written request of shareowners owning at least 10% of the outstanding shares of Portico that are entitled to vote. To the extent required by law, Portico will assist in shareowner communication in such matters.

Shareowners of each class of Portico Funds are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by Fund except where otherwise required by law. It is contemplated that shareowners of the Fund will vote separately on matters relating to its investment advisory agreement and any changes in its fundamental investment limitations. On any matter submitted to the vote of shareowners which only pertains to agreements, liabilities or expenses applicable to the Retail Shares but not the Institutional Shares of the Fund, only the Retail Shares will be entitled to vote. Shares of Portico have noncumulative voting rights and, accordingly, the owners of more than 50% of Portico's outstanding shares (irrespective of Fund) may elect all of the Directors. As of September 30, 1997, the Adviser and its affiliates held, on behalf of their underlying accounts, approximately 73% of Portico's shares that were outstanding on that date.

Each Retail and Institutional Share of the Fund represents an equal proportionate interest with other shares of the same series in the Fund, and is entitled to such dividends and distributions earned on its assets as are declared at the discretion of the Board of Directors. Shares of the Fund do not have preemptive rights. The Fund is classified as a diversified company under the 1940 Act.


NET ASSET VALUE AND DAYS OF OPERATION

The net asset value of each series of the Fund for purposes of pricing purchase and redemption orders is determined as of the close of regular trading hours on the Exchange, currently, 3:00 p.m. Central Time, on each day the Exchange is open for trading. As a result, shares of the Fund will not be priced on the days which the Exchange observes: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Retail and Institutional Share is calculated by dividing the value of all securities and other assets owned by the Fund that are allocated to Retail or Institutional Shares, respectively, less the liabilities charged to the particular series by the number of the Fund's outstanding Shares of that series.

Securities which are traded on a recognized domestic stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Board of Directors. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Restricted securities, securities for which market quotations are not readily available and other assets are valued at fair value by the Adviser under the supervision of the Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value.

The Fund's securities may be valued based on valuations provided by an independent pricing service. These valuations are reviewed by the Adviser. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the security by a method that the Board of Directors believes will determine a fair value. Any pricing service used may employ electronic data processing techniques, including a "matrix" system, to determine valuations.

Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. Foreign securities held by the Fund may trade in their local markets on days the Fund is closed, and the Fund's net asset value may, therefore, change on days when investors may not purchase or redeem shares.

PERFORMANCE CALCULATIONS

From time to time, total return data for Retail or Institutional Shares of the Fund may be quoted in advertisements or in communications to shareowners. The total return of the Fund's Retail or Institutional Shares will be calculated on an average annual (compound) total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in Retail or Institutional shares of the Fund over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gain distributions made by the Retail and Institutional Shares of the Fund during the period are reinvested in Retail and Institutional Shares of the Fund, respectively, and that, for Retail Shares, the maximum sales charge during the period has been deducted from the investment at the time of purchase.

The Fund may advertise total return data for Retail Shares of the Fund without reflecting the sales charge if it is accompanied, in accordance with the rules of the Securities and Exchange Commission, by average annual total return data reflecting the maximum sales charge. Quotations which do not reflect the sales charge will, of course, be higher than quotations which do.

The total return of the Fund's Retail and Institutional Shares may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of the Fund's Retail and Institutional Shares may be compared to data prepared by Lipper Analytical Services, Inc. In addition, the total return of the Fund's Retail and Institutional Shares may be compared to the S&P 500 Index; the S&P MidCap 400 Index; the S&P SmallCap 600 Index; the NASDAQ Composite Index, an index of unmanaged groups of common stocks of domestic companies that are quoted on the National Association of Securities Quotation System; the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange; the Wilshire Top 750 Index, an index of all domestic equity issues which are traded over the national exchanges (consists of approximately 5,000 issues); the Value Line Composite Index, an unmanaged index of nearly 1,700 stocks reviewed in Ratings & Reports; Lehman Brothers Intermediate Government/Corporate Bond Index; and the Consumer Price Index. Total return data as reported in national financial publications, such as Money Magazine, Forbes, Barron's, Morningstar Mutual Funds, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of the Fund.

Performance quotations represent past performance, and should not be considered as representative of future results. The investment return and principal value of an investment in the Fund's Retail and Institutional Shares will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for the Fund cannot necessarily be used to compare an investment in the Fund's Retail and Institutional Shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance is generally a function of the kind and quality of the investments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by Shareowner Organizations directly to their customer accounts in connection with investments in the Fund will not be included in the Fund's calculations of total return and will reduce the total return received by the accounts. The methods used to compute total return are described in more detail in the Statement of Additional Information.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

TO OPEN AN ACCOUNT OR REQUEST INFORMATION
1-800-982-8909
1-414-287-3710

FOR ACCOUNT BALANCES AND INVESTOR SERVICES
1-800-228-1024
1-414-287-3808

PORTICO INVESTOR SERVICES
615 EAST MICHIGAN STREET
P.O. BOX 3011
MILWAUKEE, WI 53201-3011